UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2008

MARINE GROWTH VENTURES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-128077	20-0890800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

405-A Atlantis Road, Cape Canaveral, Florida 32920
(Address of principal executive offices) (zip code)

(321) 783-1744
(Registrant's telephone number, including area code)

Copies to:
Thomas A. Rose, Esq.
Andrew M. Smith, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2008, Marine Growth Finance & Charter, Inc. and Marine Growth Canada Ltd. (collectively, the “Marine Growth Borrowers”), the wholly owned subsidiaries of Marine Growth Ventures, Inc. entered into a letter agreement (the “Modification Letter”) with Greystone Business Credit II, L.L.C. (“Lender”) which amends the Loan and Security Agreement dated March 27, 2007 among the Marine Growth Borrowers, Fractional, Inc. (“Fractional”) and Lender (as amended, restated supplemented or otherwise modified from time to time, the “Marine Growth Loan Agreement”) as follows:

A.           Lender agreed to make additional advances to the Marine Growth Borrowers under the Marine Growth Loan Agreement to the lesser of (i) 72.5% of the appraised fair market value of the yacht Aurora and (ii) $3,200,000. The additional availability shall be used as specified in the Modification Letter.

B.           Pursuant to the terms of the Modification Letter, the Lender shall have the right to have the Aurora reappraised at the cost of the Marine Growth Borrowers at 12 month intervals. If any appraisal reflects an increase in the fair value of the Aurora, Lender may in its discretion increase the loan amount under the marine Growth Loan Agreement. In the event of a decrease in value that creates an overadvance, then such overadvance shall be repayable in 6 equal installments.

C.           Interest only on all obligations under the Marine Growth Loan Agreement shall be payable for the 12 months payable on the 15th day of each month, commencing June 15, 2008 with principal shall be payable in 48 equal consecutive monthly installments commencing October 15, 2008.

The Modification Letter also provides for the extinguishment of the bareboat lease of the yacht Babe between Lender and Fractional on or before July 1, 2008.  In addition, Lender will extend a loan to Fractional evidenced by a Loan and Security Agreement (the “Fractional Loan Agreement”).

The collateral securing the obligations under the Marine Growth Loan Agreement shall secure the obligations under the Fractional Lease and the Fractional Loan Agreement and a default under the Marine Growth Loan Agreement shall constitute a default under the Fractional Lease and the Fractional Loan Agreement.

Lender also agreed to consider extending a new warehouse time-sharing credit facility to the Marine Growth Borrowers.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Modification Agreement, dated as of June 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINE GROWTH VENTURES, INC.

Dated: August 11, 2008	By:	/s/ Katherine Ostruszka
Katherine Ostruszka
Chief Financial Officer

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